Exhibit 32.2
CERTIFICATION OF PERIODIC REPORT
I, Theodore D. Crandall, Senior Vice President and Chief Financial Officer of Rockwell Automation, Inc. (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Annual Report on Form 10-K of the Company for the year ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 15, 2016

/S/ THEODORE D. CRANDALL
Theodore D. Crandall
Senior Vice President and
Chief Financial Officer